Exhibit 99.1

Certification Pursuant to
18 U.S.C. Section 1350,
As Adopted Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002

     In connection with the Quarterly Report of Hawthorne Financial Corporation (the “Company”) on Form 10-Q for the period ending September 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (the “Report), each of the undersigned hereby certifies, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of their knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15 (d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

HAWTHORNE FINANCIAL CORPORATION

Dated November 14, 2002	/s/ SIMONE LAGOMARSINO Simone Lagomarsino President and Chief Executive Officer

Dated November 14, 2002	/s/ DAVID ROSENTHAL David Rosenthal Executive Vice President and Chief Financial Officer